Common Share Issue	12 Months Ended
Mar. 31, 2014
Notes to Financial Statements
Common Share Issue

11 – COMMON SHARE ISSUE

The Company did not issue any common shares, except for those issued as compensation as described in notes 12 and 13, during the years ended March 31, 2014 or March 31, 2013 pursuant to the exercise of stock options by employees and the granting of stock for executive officers.

On November 12, 2009, the Board of Directors approved a share repurchase plan. Shares may be repurchased by the company to a maximum of $200 per day and $12,000 per quarter. The repurchase program has no expiration date. As of March 31, 2014 no shares have been repurchased as part of this program.